Exhibit (m)(vii) under Form N-1A
                                            Exhibit 1 under Item 601/ Reg. S-K

                          Amendment #2 to EXHIBIT A
                                    to the
                              Non-Class B Shares
                               Rule 12b-1 Plan

                              MTB GROUP OF FUNDS

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                  FUNDS                                 CLASS
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MTB Balanced Fund                                  Class A Shares
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MTB Equity Income Fund                             Class A Shares
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MTB Equity Index Fund                              Class A Shares
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MTB Income Fund                                    Class A Shares
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MTB Intermediate-Term Bond Fund                    Class A Shares
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MTB International Equity Fund                      Class A Shares
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MTB Large Cap Growth Fund                          Class A Shares
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MTB Large Cap Growth Fund II                     Undesignated Shares
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MTB Large Cap Stock Fund                           Class A Shares
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MTB Large Cap Value Fund                           Class A Shares
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MTB Large Cap Value Fund II                      Undesignated Shares
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MTB Managed Allocation Fund - Aggressive           Class A Shares
Growth
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MTB Managed Allocation Fund - Aggressive         Undesignated Shares
Growth II
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MTB Managed Allocation Fund -                      Class A Shares
Conservative Growth
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MTB Managed Allocation Fund -                    Undesignated Shares
Conservative Growth II
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MTB Managed Allocation Fund - Moderate             Class A Shares
Growth
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MTB Managed Allocation Fund - Moderate           Undesignated Shares
Growth II
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MTB Maryland Municipal Bond Fund                   Class A Shares
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MTB Mid Cap Growth Fund                            Class A Shares
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MTB Mid Cap Stock Fund                             Class A Shares
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MTB Money Market Fund                              Class A Shares
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MTB Money Market Fund                              Class S Shares
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MTB Money Market Fund                          Institutional II Shares
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MTB Money Market Fund                           Institutional Shares
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MTB Multi Cap Growth Fund                          Class A Shares
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MTB New York Municipal Bond Fund                   Class A Shares
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MTB New York Tax-Free Money Market Fund            Class A Shares
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MTB Pennsylvania Municipal Bond Fund               Class A Shares
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MTB Pennsylvania Tax-Free Money Market             Class A Shares
Fund
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MTB Pennsylvania Tax-Free Money Market         Institutional II Shares
Fund
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MTB Prime Money Market Fund                     Institutional Shares
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MTB Short Duration Government Bond Fund            Class A Shares
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MTB Short-Term Corporate Bond Fund                 Class A Shares
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MTB Small Cap Growth Fund                          Class A Shares
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MTB Small Cap Stock Fund                           Class A Shares
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MTB Tax-Free Money Market Fund                     Class A Shares
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MTB Tax-Free Money Market Fund                 Institutional II Shares
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MTB U.S. Government Bond Fund                      Class A Shares
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MTB U.S. Government Money Market Fund              Class A Shares
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MTB U.S. Government Money Market Fund          Institutional II Shares
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MTB U.S. Treasury Money Market Fund                Class A Shares
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MTB U.S. Treasury Money Market Fund                Class S Shares
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MTB U.S. Treasury Money Market Fund            Institutional II Shares
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MTB Virginia Municipal Bond Fund                   Class A Shares
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


      This Amendment #2 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on January 11, 2006.

      In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

      Witness the due execution hereof this 11th day of January, 2006.


                                    MTB GROUP OF FUNDS


                                    By:  /s/ Judith J. Mackin
                                       ---------------------------
                                    Name:  Judith J. Mackin
                                    Title:  Vice President